UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 1, 2006

EESTech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32863	33-0322627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23011 Moulton Parkway, Suite A-10, Laguna Hills, CA 92653
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 380-4033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act(17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17  CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17  CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

This filing amends the Current Report on Form 8-K filed by EESTech, Inc. on February 10, 2006.

On February 1, 2006, Tom Svalberg, a director of EESTech, Inc. (the “Company”), notified the Company that he has resigned from the Board of Directors effective as of December 31, 2005. Mr. Svalberg confirmed to the Company that his resignation was not as a result of any disagreement with management regarding the Company’s operations, policies, practices or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EESTech, Inc.

Date: January 24, 2007	By:	/s/ Murray Bailey
	Name: Title:	Murray Bailey Chief Executive Officer and Chief Financial Officer